UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 10, 2008

Lehman Brothers Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466 (Commission File Number)	13-3216325 (IRS Employer Identification No.)

745 Seventh Avenue
New York, New York 10019
(Address of principal (Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 10, 2008, Lehman Brothers Holdings Inc. (the “Registrant”) issued a press release with respect to expected third quarter results (the “Earnings Release”).

The press release is annexed as Exhibit 99.1 hereto and is hereby incorporated herein and made a part hereof. In addition, supplementary attachments to the Registrant’s Earnings Release are annexed as Exhibit 99.2 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

The following Exhibits are filed as part of this Report.

Exhibit 99.1	Press Release Relating to Expected Third Quarter Results (Includes Preliminary and Unaudited Financial Information)

Exhibit 99.2	Supplementary Attachments to Press Release Relating to Earnings (Preliminary and Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

Date: September 10, 2008	By:	/s/ Ian T. Lowitt
Ian T. Lowitt
Chief Financial Officer, Controller and Executive Vice President
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 99.1	Press Release Relating to Expected Third Quarter Results (Includes Preliminary and Unaudited Financial Information)

Exhibit 99.2	Supplementary Attachments to Press Release Relating to Earnings (Preliminary and Unaudited)